UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 11, 2009

HANSEN MEDICAL, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33151	14-1850535
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (650) 404-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 11, 2009, Hansen Medical, Inc. (“Hansen”) entered into a Confidential Settlement Agreement (the “Settlement Agreement”) with Luna Innovations Incorporated (“Luna”) and its wholly-owned subsidiary, Luna Technologies, Inc. (collectively, “Luna”). Pursuant to the Settlement Agreement, Hansen and Luna have agreed to enter into additional agreements upon the effectiveness of Luna’s First Amended Joint Plan of Reorganization (the “Plan”) after entry of a confirmation order by the United States Bankruptcy Court for the Western District of Virginia (the “Effective Date”). In particular, on the Effective Date, Hansen, Luna and Intuitive Surgical, Inc. (“Intuitive”), shall enter into agreements including the following:

•	Luna to issue to Hansen a $5,000,000 Secured Promissory Note secured by a Security Agreement and Patent and Trademark Security Agreement;

•

Luna to issue to Hansen shares of Common Stock equal to 9.9% of Luna’s outstanding capital stock after issuance. In addition, Luna will grant Hansen a warrant to purchase additional shares of Luna’s Common Stock for three years after the Effective Date, at a purchase price of $0.01 per share, to the extent necessary for Hansen to retain its ownership of 9.9% of Luna’s outstanding capital stock;

•	License of certain Luna intellectual property to Hansen;

•	Intuitive to enter into a Cross License Agreement with Hansen with respect to certain fiber optic shape sensing technology; and

•

Luna to develop a fiber optic shape sensing solution for Hansen under a Development and Supply Agreement, including a discount for future purchases with an aggregate limit comparable to the amount of Hansen’s Secured Promissory Note.

The transactions contemplated by the Settlement Agreement and the obligations of Hansen and Luna under the Settlement Agreement, including the execution of the other settlement documents, are subject to the non-occurrence of the following conditions, among others: (i) the Bankruptcy Court fails to approve and confirm the Plan, Luna’s first amended disclosure statement and proposed confirmation order, and the settlement documents without making material adverse modifications to them; (ii) the Bankruptcy Court modifies the Plan or Luna’s first amended disclosure statement in a manner that materially and adversely affects the ability of Luna or Hansen to perform or comply with the Settlement Agreement, any other settlement document, the Plan, or the proposed confirmation order; (iii) Luna takes any action or fails to take any action, or there shall exist any facts or circumstances, that result in a material breach of any of the other settlement documents, as if they had been executed as of today and if Luna were not subject to the provisions of the Bankruptcy Code; (iv) the Settlement Agreement or any material part of it is judged unenforceable by the Bankruptcy Court or any appellate court of competent jurisdiction; (v) Intuitive does not execute the settlement documents to which it is to be a party and the Development and Supply Agreement between Luna and Intuitive dated June 11, 2007 (the “Intuitive Development Agreement”), is not amended so as to enable the grant of licenses by Luna to Hansen contemplated by the settlement documents; and (vi) the Effective Date does not occur by March 31, 2010. If any of these conditions does occur and is not waived, the Settlement Agreement will terminate.

Summaries of Settlement Documents

The material terms of the Settlement Agreement and the fundamental terms of the other settlement documents are summarized below. The documents other than the Settlement Agreement will not be executed until the Effective Date, subject to certain conditions.

Settlement Agreement; Warrant to Purchase Common Stock of Luna Innovations Incorporated. In addition to the terms and provisions of the Settlement Agreement described above, upon the Effective Date, Luna shall issue shares of Common Stock to Hansen equal to 9.9% of Luna’s outstanding capital stock after issuance. In addition, Luna will grant Hansen a warrant to purchase additional shares of Luna’s Common Stock for three years after the Effective Date, at a purchase price of $0.01 per share, to the extent necessary for Hansen to retain its ownership of 9.9% of Luna’s outstanding capital stock. The Settlement Agreement also contains certain provisions regarding confidentiality.

Confidential Mutual Release Agreement. Pursuant to this agreement, upon the Effective Date, Hansen and Luna will release each other from claims in Hansen Medical Inc. v. Luna Innovations Inc., Case No. 07-088551, Superior Court of the State of California, County of Santa Clara, and in In re Luna Innovations, et al., Case No. 09-71811 (WFS), United States Bankruptcy Court for the Western District of Virginia, Roanoke Division.

Secured Promissory Note; Security Agreement; Patent and Trademark Security Agreement. Luna will issue Hansen a secured promissory note in the principal amount of $5,000,000, with interest at the rate of 8.5% per year (the “Secured Promissory Note”). Principal and interest will be due quarterly over four years, and may be prepaid at any time without penalty. Principal may also be reduced to the extent that Luna’s costs to Hansen under the Development and Supply Agreement (described below) exceed an agreed upon amount during any quarter. The Secured Promissory Note will be secured by a Security Agreement and a Patent and Trademark Security Agreement containing customary provisions and covenants. In addition, Hansen has agreed to subordinate its security interest in favor of a working capital line of credit not to exceed $5,000,000, subject to certain limited conditions.

Development and Supply Agreement Between Hansen and Luna. Under the Development and Supply Agreement (the “Hansen Development Agreement”), Luna will work to develop, in collaboration with Hansen, a fiber optic localization and shape sensing solution for Hansen’s medical robotic system. Under the Hansen Development Agreement, Luna shall use its commercially reasonable best efforts to develop this solution for Hansen in accordance with certain development criteria, including specifications, milestones and budget amounts. Hansen shall pay Luna periodically for its development work on a time and materials basis. Hansen will have no obligation to pay Luna above applicable budget amounts, and Luna will have no obligation to perform development work over budget. As noted above, to the extent the cost of such development work exceeds a certain amount per quarter, the excess amount would be credited against the Secured Promissory Note. Following the completion of the development work, Luna shall supply products incorporating this solution to Hansen upon certain terms and conditions, including a requirement for Hansen to purchase such products exclusively from Luna up to a certain minimum number. The Hansen Development Agreement also has certain exclusive supply provisions applicable to certain non-robotic medical fields. Transfer pricing for products supplied by Luna is based on certain Luna costs plus an agreed upon formula, with a discount to this formula for supplied medical robotic products up to an aggregate limit comparable to the amount of the Secured Promissory Note. The Hansen Development Agreement also has certain provisions regarding intellectual property invented during the development project, confidentiality, indemnification, breach and termination, including termination by Hansen on 90 days notice.

License Agreement Between Hansen and Luna (“Hansen License”); License Agreement Between Intuitive and Luna (“Intuitive License”); Cross License Agreement Between Intuitive and Hansen (“Cross License”). Under the Hansen License and the Intuitive License, Luna will grant a co-exclusive license to Hansen and Intuitive, respectively, to Luna’s fiber optic shape sensing and localization technology within the field of medical robotics, and the parties will agree to certain enforcement provisions for the licensed intellectual property. Also under the Hansen License, Luna will grant certain co-exclusive (between Hansen and Luna) and exclusive licenses in various non-robotic medical fields to this same technology. Also under the Hansen License, Hansen will license certain of its intellectual property to Luna non-exclusively for non-medical fields and certain non-robotic medical fields. Also under the Intuitive License, Luna and Intuitive will make certain amendments to the Intuitive Development Agreement, including to allow the foregoing license grants by Luna and for Luna to perform development work for Hansen under the Hansen Development Agreement. Under the Cross License, Intuitive and Hansen will be licensing each other certain of their fiber optic shape sensing and localization technology within the field of medical robotics.

This press release contains forward-looking statements regarding, among other things, statements relating to expectations, goals, plans, objectives and future events. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Examples of such statements include statements about the expectations regarding anticipated agreements in connection with the litigation settlement with Luna and the development and use of fiber optic shape sensing technology. These statements are based on the current estimates and assumptions of our management as of the date of this press release and are subject to risks, uncertainties, changes in circumstances, assumptions and other factors that may cause actual results to differ materially from those indicated by forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others, the risks and uncertainties that Luna is not able to emerge from bankruptcy, the risks and uncertainties inherent in our business, including risks involved in developing new products, risks of adverse or inconclusive results in pre-clinical and clinical trials, risks associated with incorporating Luna’s technology into catheters and with other products delays in obtaining or failure to obtain necessary regulatory clearances; potential safety and regulatory issues that could slow or suspend our sales; our ability to effectively sell, service and support our products; the scope and validity of intellectual property rights applicable to our products; competition from other companies; of our systems; and our ability to obtain additional financing to support our operations. These and other risks are described in greater detail under the heading “Risk Factors” contained in our periodic SEC filings, including our Quarterly Report on Form 10-Q filed with the SEC on November 5, 2008. Given these uncertainties, you should not place undue reliance on these forward-looking statements. We undertake no obligation to revise or update information herein to reflect events or circumstances in the future, even if new information becomes available.

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A copy of the press release announcing the matters described in Item 1.01 is attached as Exhibit 99.1 and incorporated herein by reference.

The information in this current report and in the accompanying exhibits shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this current report and in the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Hansen Medical, Inc, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Hansen Medical, Inc. on December 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HANSEN MEDICAL, INC. (Registrant)

Date: December 11, 2009	/s/ STEVEN M. VAN DICK
Steven M. Van Dick
Chief Financial Officer

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